UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2019 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Entry into Letter of Credit Facility Agreement

On February 25, 2019, Cincinnati Financial Corporation (the “Company”) as borrower, entered into a $238,445,927.35 unsecured standby letter of credit facility (the “Facility”) with The Bank of Nova Scotia, as issuing lender (the “Bank”), pursuant to a Letter of Credit Facility Agreement (the “Facility Agreement”). The Facility was obtained in anticipation of the Company’s previously announced Acquisition (as defined in Item 7.01 below) of MSP Underwriting Limited (“MSP”) and its subsidiaries, including Beaufort Dedicated No 2 Limited (the “Corporate Member”) and the Lloyd’s managing agent, Beaufort Underwriting Agency Limited for Lloyd's syndicate 318 (“Syndicate 318”).

The Facility is available for the issuance of a “funds at Lloyd’s” letter of credit to support the underwriting capacity to be provided by the Corporate Member to Syndicate 318 for the 2019 underwriting year of account and each prior open year of account. The letter of credit issued under the Facility will expire no later than February 26, 2023.
The Facility Agreement contains certain covenants with which the Company and its subsidiaries must comply, including restrictions on indebtedness, liens, mergers, transactions with affiliates and the sale of assets and requirements to maintain a maximum debt to capitalization ratio and a minimum credit rating of the Company. The Facility Agreement also provides for certain events of default, with grace periods in certain cases, including, without limitation, failure to pay any obligation or liability of the Company in connection with the Facility Agreement, failure to comply with certain covenants, any representation or warranty made by the Company being false or misleading in any material respect, default under certain other indebtedness, certain insolvency events affecting the Company and its subsidiaries, the occurrence of certain material judgments and a change in control of the Company. If certain events occur or the Facility is not extended by the Bank on an annual basis, the Company may be required to cash collateralize all of its obligations under the Facility Agreement. In case of an event of default under the Facility Agreement, the Bank may exercise certain remedies, including declaring the Company’s obligations under the Facility Agreement immediately due and payable.
The foregoing description of the Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Facility Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Fourth Amendment to the Amended and Restated Credit Agreement
On February 26, 2019, the Company and CFC Investment Company, a subsidiary of the Company, as borrowers, entered into the Fourth Amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement, dated May 14, 2014, as amended (the “Credit Agreement”), by and among the lenders party thereto and PNC Bank, N.A., as administrative agent. The Fourth Amendment was entered into in connection with the Acquisition and, among other things, permits the incurrence under the Credit Agreement of certain indebtedness and liens that MSP and its subsidiaries may from time to time incur pursuant to applicable Lloyd’s and UK insurance regulatory requirements, as a result of the insurance business at Lloyd’s of MSP’s applicable subsidiaries. The Fourth Amendment is attached hereto as Exhibit 10.6 and is incorporated herein by reference.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by the full terms of the Credit Agreement and the First, Second, Third and Fourth Amendments thereto, each of which is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On February 28, 2019, pursuant to the agreement (the “SPA”) for the sale and purchase of the entire issued share capital of MSP Underwriting Limited, dated October 11, 2018, by and between the Company and Münchener Rückversicherungs Gesellschaft AG (“Munich Re”), the Company acquired from Munich Re all of the issued and outstanding share capital of MSP and its subsidiaries, including the Lloyd’s managing agent, Beaufort Underwriting Agency Limited for Syndicate 318 (the “Acquisition”).

As aggregate consideration for the purchase of the share capital of MSP and its subsidiaries, the Company paid £47,834,219 in cash to Munich Re at the closing of the Acquisition. The amount paid at closing consists of £102,000,000 decreased to reflect a net asset value (“NAV”) adjustment, calculated as the difference between the target NAV set forth in the SPA and the estimated NAV of MSP and its subsidiaries at closing. The purchase price is subject to further post-closing adjustment based on the actual NAV of MSP and its subsidiaries at closing, pursuant to the procedures set forth in the SPA.
On February 28, 2019, the Company issued a news release announcing the closing of the Acquisition, and the entry into the Facility. A copy of the news release is furnished herewith as Exhibit 99.1.
The foregoing information, including the Exhibit referenced in this Item 7.01, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1	Letter of Credit Facility Agreement, dated February 25, 2019, between Cincinnati Financial Corporation and The Bank of Nova Scotia*

10.2
Amended and Restated Credit Agreement, dated May 13, 2014, among Cincinnati Financial Corporation, CFC Investment Company, PNC Bank, N.A., PNC Capital Markets, LLC, Fifth Third Bank, N.A., The Huntington National Bank and U.S. Bank, N.A. (incorporated herein by reference to the Company’s Current Report on Form 8-K dated May 13, 2014, Exhibit 10.1)

10.3
First Amendment to Amended and Restated Credit Agreement, dated February 8, 2016, among Cincinnati Financial Corporation, CFC Investment Company, PNC Bank, N.A., PNC Capital Markets, LLC, Fifth Third Bank, N.A., The Huntington National Bank and U.S. Bank, N.A. (incorporated herein by reference to the Company’s Current Report on Form 8-K dated February 8, 2016, Exhibit 10.1)

10.4
Second Amendment to Amended and Restated Credit Agreement, dated March 31, 2016, among Cincinnati Financial Corporation, CFC Investment Company, PNC Bank, N.A., PNC Capital Markets, LLC, Fifth Third Bank, N.A., The Huntington National Bank and U.S. Bank, N.A. (incorporated herein by reference to the Company’s Current Report on Form 8-K dated March 31, 2016, Exhibit 10.1)

10.5
Third Amendment to Amended and Restated Credit Agreement, dated February 4, 2019, among Cincinnati Financial Corporation, CFC Investment Company, PNC Bank, N.A., PNC Capital Markets, LLC, Fifth Third Bank, N.A., The Huntington National Bank and U.S. Bank, N.A. (incorporated herein by reference to the Company’s Current Report on Form 8-K dated February 4, 2019, Exhibit 10.1)

10.6
Fourth Amendment to Amended and Restated Credit Agreement, dated February 26, 2019, among Cincinnati Financial Corporation, CFC Investment Company, PNC Bank, N.A., PNC Capital Markets, LLC, Fifth Third Bank, N.A., The Huntington National Bank and U.S. Bank, N.A.

99.1	Press Release, dated February 28, 2019, "Cincinnati Financial Corporation Announces Completion of MSP Underwriting Limited Acquisition."
*The schedules and exhibits to the Facility Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will supplementally furnish copies of such schedules or exhibits to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedules or exhibits so furnished.

Safe Harbor
This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2018 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 33.
Factors that could cause or contribute to such differences include, but are not limited to:

•	Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

•	Increased frequency and/or severity of claims or development of claims that are unforeseen at the time of policy issuance

•	Inadequate estimates, assumptions or reliance on third-party data used for critical accounting estimates

•	Declines in overall stock market values negatively affecting the company’s equity portfolio and book value

•
Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets

•	Domestic and global events resulting in capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:

◦	Significant or prolonged decline in the fair value of a particular security or group of securities and impairment of the asset(s)

◦	Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities

◦	Significant rise in losses from surety and director and officer policies written for financial institutions or other insured entities

•	Our inability to integrate MSP and its subsidiaries into our on-going operations, or disruptions to our on-going operations due to such integration

•	Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies

•
Difficulties with technology or data security breaches, including cyberattacks, that could negatively affect our ability to conduct business; disrupt our relationships with agents, policyholders and others; cause reputational damage, mitigation expenses and data loss and expose us to liability under federal and state laws

•	Disruption of the insurance market caused by technology innovations such as driverless cars that could decrease consumer demand for insurance products

•
Delays, inadequate data developed internally or from third parties, or performance inadequacies from ongoing development and implementation of underwriting and pricing methods, including telematics and other usage-based insurance methods, or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness

•	Increased competition that could result in a significant reduction in the company’s premium volume

•	Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

•
Inability to obtain adequate ceded reinsurance on acceptable terms, amount of reinsurance coverage purchased, financial strength of reinsurers and the potential for nonpayment or delay in payment by reinsurers

•	Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability

•	Inability of our subsidiaries to pay dividends consistent with current or past levels

•
Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

◦	Downgrades of the company’s financial strength ratings

◦	Concerns that doing business with the company is too difficult

◦	Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

◦	Inability or unwillingness to nimbly develop and introduce coverage product updates and innovations that our competitors offer and consumers expect to find in the marketplace

•	Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:

◦	Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates

◦	Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

◦	Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

◦
Add assessments for guaranty funds, other insurance‑related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

◦	Increase our provision for federal income taxes due to changes in tax law

◦	Increase our other expenses

◦	Limit our ability to set fair, adequate and reasonable rates

◦	Place us at a disadvantage in the marketplace

◦	Restrict our ability to execute our business model, including the way we compensate agents

•	Adverse outcomes from litigation or administrative proceedings

•
Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

•
Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others

•	Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location
Further, the company’s insurance businesses are subject to the effects of changing social, global, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: February 28, 2019	/S/ Lisa A. Love
Lisa A. Love, Esq.
Senior Vice President, General Counsel and Corporate Secretary